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                                                                    EXHIBIT 21.1
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              LEISUREPLANET HOLDINGS, LTD. (formerly known as First
                            South Africa Corp., Ltd.)
                                     Bermuda
                                Listed on NASDAQ

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              81% OF                                              100% OF                                      100% OF
        LEISUREPLANET.COM                          FIRST SOUTH AFRICAN HOLDINGS (PTY.) LTD.               FIRST SOUTH AFRICA
             ENGLAND                                            SOUTH AFRICA                          MANAGEMENT CORP. DELAWARE
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   100% OF               100% OF                                   51.5% OF
LEISUREPLANET          LEISUREPLAN                         FIRST LIFESTYLE HOLDINGS
 (PTY.) LTD.         BELGIUM (N.V.)                   LISTED ON JOHANNESBURG STOCK EXCHANGE
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                                                              LIFESTYLE PRODUCTS
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
                                               Republic Umbrellas            Piemans Pantry
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                                                Galactex Outdoor             Astoria Bakery
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                                                   SA Leisure            Seemanns Meat Products
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                                               Tradewinds Parasol             Gull Foods
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                                                                             Fifers Bakery
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